ATLANTIC CITY ELECTRIC COMPANY



                                   TO



                          THE BANK OF NEW YORK,
                                       Trustee



__________________________



                   INDENTURE


                   Dated as of March 1, 1997




                   __________________________

                             TABLE OF CONTENTS

                                                                       Page


                                ARTICLE ONE

          Definitions and Other Provisions of General Application. . . .  1
    SECTION 101.  Definitions. . . . . . . . . . . . . . . . . . . . . .  1
         Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         Authenticating Agent. . . . . . . . . . . . . . . . . . . . . .  2
         Board of Directors. . . . . . . . . . . . . . . . . . . . . . .  2
         Board Resolution. . . . . . . . . . . . . . . . . . . . . . . .  2
         Business Day. . . . . . . . . . . . . . . . . . . . . . . . . .  2
         Commission. . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Company Request . . . . . . . . . . . . . . . . . . . . . . . .  3
         Company Order . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Corporate Trust Office. . . . . . . . . . . . . . . . . . . . .  3
         corporation . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Defaulted Interest. . . . . . . . . . . . . . . . . . . . . . .  3
         Discount Security . . . . . . . . . . . . . . . . . . . . . . .  3
         Dollar" or "$ . . . . . . . . . . . . . . . . . . . . . . . . .  3
         Event of Default. . . . . . . . . . . . . . . . . . . . . . . .  3
         Government Obligations. . . . . . . . . . . . . . . . . . . . .  3
         Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         Interest Payment Date . . . . . . . . . . . . . . . . . . . . .  4
         Maturity. . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         Officers' Certificate . . . . . . . . . . . . . . . . . . . . .  4
         Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . .  4
         Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Periodic Offering . . . . . . . . . . . . . . . . . . . . . . .  6
         Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Place of Payment. . . . . . . . . . . . . . . . . . . . . . . .  6
         Predecessor Security. . . . . . . . . . . . . . . . . . . . . .  6
         Redemption Date . . . . . . . . . . . . . . . . . . . . . . . .  6
         Redemption Price. . . . . . . . . . . . . . . . . . . . . . . .  6
         Regular Record Date . . . . . . . . . . . . . . . . . . . . . .  6
         Required Currency . . . . . . . . . . . . . . . . . . . . . . .  6
         Responsible Officer . . . . . . . . . . . . . . . . . . . . . .  6
         Security. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Security Register . . . . . . . . . . . . . . . . . . . . . . .  7
         Security Registrar. . . . . . . . . . . . . . . . . . . . . . .  7
         Special Record Date . . . . . . . . . . . . . . . . . . . . . .  7
         Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . .  7
         Tranche . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . .  7

    SECTION 102.  Compliance Certificates and Opinions . . . . . . . . .  7
    SECTION 103.  Form of Documents Delivered to Trustee . . . . . . . .  8
    SECTION 104.  Acts of Holders. . . . . . . . . . . . . . . . . . . .  8
    SECTION 105.  Notices, Etc. to Trustee and Company . . . . . . . . . 10
    SECTION 106.  Notice to Holders of Securities; Waiver. . . . . . . . 11
    SECTION 107.  Conflict with Trust Indenture Act. . . . . . . . . . . 11
    SECTION 108.  Effect of Headings and Table of Contents . . . . . . . 11
    SECTION 109.  Successors and Assigns . . . . . . . . . . . . . . . . 11
    SECTION 110.  Separability Clause. . . . . . . . . . . . . . . . . . 12
    SECTION 111.  Benefits of Indenture. . . . . . . . . . . . . . . . . 12
    SECTION 112.  Governing Law. . . . . . . . . . . . . . . . . . . . . 12
    SECTION 113.  Legal Holidays . . . . . . . . . . . . . . . . . . . . 12
    SECTION 114.  Counterparts . . . . . . . . . . . . . . . . . . . . . 12

                                ARTICLE TWO

                              Security Forms . . . . . . . . . . . . . . 13

    SECTION 201.  Forms Generally. . . . . . . . . . . . . . . . . . . . 13
    SECTION 202.  Form of Trustee's Certificate of
                     Authentication. . . . . . . . . . . . . . . . . . . 13

                               ARTICLE THREE

                              The Securities . . . . . . . . . . . . . . 14

    SECTION 301.  Amount Unlimited; Issuable in Series and
                     in Tranches thereof; Establishment of
                     Series and of Tranches thereof. . . . . . . . . . . 14
    SECTION 302.  Denominations. . . . . . . . . . . . . . . . . . . . . 17
    SECTION 303.  Execution; Authentication and Delivery;
                   Dating. . . . . . . . . . . . . . . . . . . . . . . . 17
    SECTION 304.  Temporary Securities . . . . . . . . . . . . . . . . . 20
    SECTION 305.  Registration, Registration of Transfer
                     and Exchange. . . . . . . . . . . . . . . . . . . . 21
    SECTION 306.  Mutilated, Destroyed, Lost and Stolen
                     Securities. . . . . . . . . . . . . . . . . . . . . 22
    SECTION 307.  Payment of Interest; Interest Rights
                     Preserved . . . . . . . . . . . . . . . . . . . . . 23
    SECTION 308.  Persons Deemed Owners. . . . . . . . . . . . . . . . . 24
    SECTION 309.  Cancellation . . . . . . . . . . . . . . . . . . . . . 25
    SECTION 310.  Computation of Interest. . . . . . . . . . . . . . . . 25
    SECTION 311.  CUSIP Numbers. . . . . . . . . . . . . . . . . . . . . 25
    SECTION 312.  Payment to Be in Proper Currency.. . . . . . . . . . . 25

                               ARTICLE FOUR

                         Redemption of Securities. . . . . . . . . . . . 26

    SECTION 401.  Applicability of Article . . . . . . . . . . . . . . . 26
    SECTION 402.  Election to Redeem; Notice to Trustee. . . . . . . . . 26
    SECTION 403.  Selection of Securities to Be Redeemed . . . . . . . . 26
    SECTION 404.  Notice of Redemption . . . . . . . . . . . . . . . . . 27
    SECTION 405.  Securities Payable on Redemption Date. . . . . . . . . 28
    SECTION 406.  Securities Redeemed in Part. . . . . . . . . . . . . . 28


                               ARTICLE FIVE

                               Sinking Funds . . . . . . . . . . . . . . 29

    SECTION 501.  Applicability of Article . . . . . . . . . . . . . . . 29
    SECTION 502.  Satisfaction of Sinking Fund Payments
                     with Securities . . . . . . . . . . . . . . . . . . 29
    SECTION 503.  Redemption of Securities for Sinking
                     Fund. . . . . . . . . . . . . . . . . . . . . . . . 29

                                ARTICLE SIX

                                 Covenants . . . . . . . . . . . . . . . 30
    SECTION 601.  Payment of Principal, Premium and
         Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

    SECTION 602.  Maintenance of Office or Agency. . . . . . . . . . . . 31
    SECTION 603.  Money for Securities Payments to Be Held
                     in Trust. . . . . . . . . . . . . . . . . . . . . . 31
    SECTION 604.  Corporate Existence. . . . . . . . . . . . . . . . . . 33

                               ARTICLE SEVEN

                        Satisfaction and Discharge . . . . . . . . . . . 33

    SECTION 701.  Satisfaction and Discharge of Securities . . . . . . . 33
    SECTION 702.  Satisfaction and Discharge of Indenture. . . . . . . . 35
    SECTION 703.  Application of Trust Money . . . . . . . . . . . . . . 36

                               ARTICLE EIGHT

                        Events of Default; Remedies. . . . . . . . . . . 37

    SECTION 801.  Events of Default. . . . . . . . . . . . . . . . . . . 37
    SECTION 802.  Acceleration of Maturity; Rescission and
                     Annulment . . . . . . . . . . . . . . . . . . . . . 38
    SECTION 803.  Collection of Indebtedness and Suits for
                     Enforcement by Trustee. . . . . . . . . . . . . . . 39
    SECTION 804.  Trustee May File Proofs of Claim . . . . . . . . . . . 40
    SECTION 805.  Trustee May Enforce Claims Without
                     Possession of Securities. . . . . . . . . . . . . . 40
    SECTION 806.  Application of Money Collected . . . . . . . . . . . . 41
    SECTION 807.  Limitation on Suits. . . . . . . . . . . . . . . . . . 41
    SECTION 808.  Unconditional Right of Holders to Receive
                     Principal, Premium and Interest . . . . . . . . . . 42
    SECTION 809.  Restoration of Rights and Remedies . . . . . . . . . . 42
    SECTION 810.  Rights and Remedies Cumulative . . . . . . . . . . . . 42
    SECTION 811.  Delay or Omission Not Waiver . . . . . . . . . . . . . 42
    SECTION 812.  Control by Holders of Securities . . . . . . . . . . . 43
    SECTION 813.  Waiver of Past Defaults. . . . . . . . . . . . . . . . 43
    SECTION 814.  Undertaking for Costs. . . . . . . . . . . . . . . . . 44
    SECTION 815.  Waiver of Stay or Extension Laws . . . . . . . . . . . 44

                               ARTICLE NINE

                                The Trustee. . . . . . . . . . . . . . . 45

    SECTION 901.  Corporate Trustee Required; Eligibility. . . . . . . . 45
    SECTION 902.  Certain Duties and Responsibilities. . . . . . . . . . 45
    SECTION 903.  Notice of Defaults . . . . . . . . . . . . . . . . . . 46
    SECTION 904.  Certain Rights of Trustee. . . . . . . . . . . . . . . 47
    SECTION 905.  Not Responsible for Recitals or Issuance
                     of Securities . . . . . . . . . . . . . . . . . . . 48
    SECTION 906.  May Hold Securities. . . . . . . . . . . . . . . . . . 48
    SECTION 907.  Preferential Collection of Claims Against
                     Company . . . . . . . . . . . . . . . . . . . . . . 48
    SECTION 908.  Money Held in Trust. . . . . . . . . . . . . . . . . . 49
    SECTION 909.  Compensation and Reimbursement . . . . . . . . . . . . 49
    SECTION 910.  Disqualification; Conflicting Interests. . . . . . . . 50
    SECTION 911.  Resignation and Removal; Appointment of
                     Successor . . . . . . . . . . . . . . . . . . . . . 50
    SECTION 912.  Acceptance of Appointment by Successor . . . . . . . . 52
    SECTION 913.  Merger, Conversion, Consolidation or
                     Succession to Business. . . . . . . . . . . . . . . 53
    SECTION 914.  Appointment of Authenticating Agent. . . . . . . . . . 54

                                ARTICLE TEN

             Holders' Lists and Reports by Trustee and Company . . . . . 56

    SECTION 1001.  Company to Furnish Trustee Names and
                     Addresses of Holders. . . . . . . . . . . . . . . . 56
    SECTION 1002.  Preservation of Information;
                     Communications to Holders . . . . . . . . . . . . . 57
    SECTION 1003.  Reports by Trustee. . . . . . . . . . . . . . . . . . 57
    SECTION 1004.  Reports by Company. . . . . . . . . . . . . . . . . . 57

                              ARTICLE ELEVEN

           Consolidation, Merger, Conveyance, Transfer or Lease. . . . . 58

SECTION 1101. Company May Consolidate, Etc., Only on Certain
                     Terms . . . . . . . . . . . . . . . . . . . . . . . 58
    SECTION 1102.  Successor Corporation Substituted . . . . . . . . . . 58

                              ARTICLE TWELVE

                          Supplemental Indentures. . . . . . . . . . . . 59

    SECTION 1201.  Supplemental Indentures Without Consent
                     of Holders. . . . . . . . . . . . . . . . . . . . . 59
    SECTION 1202.  Supplemental Indentures With Consent of
                     Holders . . . . . . . . . . . . . . . . . . . . . . 61
    SECTION 1203.  Execution of Supplemental Indentures. . . . . . . . . 63
    SECTION 1204.  Effect of Supplemental Indentures . . . . . . . . . . 63
    SECTION 1205.  Conformity With Trust Indenture Act . . . . . . . . . 63
    SECTION 1206.  Reference in Securities to Supplemental
                     Indentures. . . . . . . . . . . . . . . . . . . . . 63
    SECTION 1207.  Modification Without Supplemental
                     Indenture . . . . . . . . . . . . . . . . . . . . . 63

                             ARTICLE THIRTEEN

                Meetings of Holders; Action Without Meeting. . . . . . . 64

    SECTION 1301.  Purposes for Which Meetings May Be
                     Called. . . . . . . . . . . . . . . . . . . . . . . 64
    SECTION 1302.  Call, Notice and Place of Meetings. . . . . . . . . . 64
    SECTION 1303.  Persons Entitled to Vote at Meetings. . . . . . . . . 65
    SECTION 1304.  Quorum; Action. . . . . . . . . . . . . . . . . . . . 65
    SECTION 1305.  Attendance at Meetings; Determination of
                     Voting Rights; Conduct and Adjournment
                     of Meetings . . . . . . . . . . . . . . . . . . . . 66
    SECTION 1306.  Counting Votes and Recording Action of
                     Meetings. . . . . . . . . . . . . . . . . . . . . . 67
    SECTION 1307.  Action Without Meeting. . . . . . . . . . . . . . . . 68
    SECTION 1308.  Record Date . . . . . . . . . . . . . . . . . . . . . 68

                             ARTICLE FOURTEEN

                 Immunity of Incorporators, Stockholders,
                          Officers and Directors . . . . . . . . . . . . 68

    SECTION 1401.  Liability Solely Corporate. . . . . . . . . . . . . . 68

         INDENTURE, dated as of March 1, 1997, from ATLANTIC
CITY ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company"), having its principal office at 6801 Black Horse Pike, Egg Harbor Township, New Jersey 08234, to THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at 101 Barclay Street - 21W, New York, New York 10286, as Trustee (herein called the "Trustee").

                          RECITAL OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series as in this Indenture provided (all of such securities authenticated and delivered under this Indenture being herein collectively referred to as the "Securities" and each of such Securities being herein individually referred to as a "Security"); and all other things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:





100.


                                ARTICLE ONE

          Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Nine, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified for any series of the Securities, or Tranche thereof, as contemplated by Section 301.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, New York at which at any particular time its corporate trust business shall be administered, which at the date of this Indenture is at 101 Barclay Street, New York, New York 10286.

         "corporation" means a corporation, association, company, joint stock company or business trust.

         "Defaulted Interest" has the meaning specified in
Section 307.

         "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section
801.

         "Government Obligations" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America entitled to the benefit of the full faith and credit thereof; and

         (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company subject to Federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "interest", when used with respect to a Discount
Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities or portion of the principal amount thereof deemed to have been paid in accordance with Section
    701; and

         (c)  Securities which have been paid pursuant to
    Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

         (x) Securities beneficially owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes, to the satisfaction of the Trustee, the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and

         (y) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company and initially shall be The Bank of New York, New York, New York.

         "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Stated Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

         "Person" means any individual, corporation, partnership, joint venture, trust or unincorporated organization or any government or any political subdivision, instrumentality or agency thereof.

         "Place of Payment", when used with respect to the Securities of any series, or any Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, the principal of, and premium, if any, and interest, if any, on, the Securities of such series or Tranche are payable upon presentation.


         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Required Currency" has the meaning specified in
Section 312.

         "Responsible Officer", when used with respect to the Trustee, means an officer of the Trustee assigned to the Corporate Trust Office, including any vice president, any assistant vice president, the secretary, any assistant secretary, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" and "Securities" have the meanings stated in the first recital of this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted
Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter, "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means, as of any time, the Trust
Indenture Act of 1939 as in force at such time.

SECTION 102.  Compliance Certificates and Opinions.

         Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate (other than certificates pursuant to Section 314(a)(4) of the Trust Indenture Act) or opinion with respect to compliance with a condition or covenant, provided for in this Indenture shall include;

         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based:

         (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 902) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The principal amount (except as otherwise contemplated in clause (y) of the proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

         (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

         (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

SECTION 105.  Notices, Etc. to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Trustee addressed to the attention of its Corporate Trust Department at the address set forth in the introductory paragraph hereof, or at any other address previously furnished in writing to the Company by the Trustee, or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of Treasurer at the address set forth in the introductory paragraph hereof, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.  Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with the duties under any provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof or any successor provision thereto, such imposed duties shall control.

SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

         In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New
York.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Board Resolution or Officers' Certificate which establishes the terms of such Securities or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, then no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

SECTION 114.  Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.





200.


                                ARTICLE TWO

                              Security Forms

SECTION 201.  Forms Generally.

         The definitive Securities of each series shall be in substantially the form or forms thereof established (i) in indentures supplemental hereto, Board Resolutions or Officers' Certificates pursuant to Board Resolutions, or (ii) with respect to any Tranche of Securities of a series subject to Periodic Offering, to the extent permitted by any of the documents referred to in (i) above, in a Company Order or Orders or by procedures, acceptable to the Trustee, specified in such Company Order or Orders, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as, to the extent not inconsistent herewith, may be determined by the officers executing such Securities, as evidenced by their execution thereof.

         Except as otherwise specified as contemplated by
Section 301 and Section 1201(l), the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 202.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

              "This is one of the Securities of the series designated in accordance with, and referred to in, the within-mentioned Indenture.




                              THE BANK OF NEW YORK
                                as Trustee


                              By:__________________________"
                                  Authorized Signatory





300.


                               ARTICLE THREE

                              The Securities

SECTION 301.  Amount Unlimited; Issuable in Series and in
              Tranches thereof; Establishment of Series and of Tranches thereof.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series and in one or more Tranches thereof. Each series shall be established by an indenture supplemental hereto, a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, which shall specify whether the Securities of such series shall be subject to a Periodic Offering. With respect to each series so established, there shall be determined (i) by such indenture supplemental hereto, Board Resolution or Officers' Certificate pursuant to a Board Resolution, and (ii) with respect to any Tranche of Securities of a series subject to Periodic Offering, to the extent that any of the documents specified in
(i) above both does not establish all of the terms of Securities of such Tranche and provides that such terms may be determined in a Company Order or by an officer or officers of the Company or its agent or agents in accordance with procedures, acceptable to the Trustee, specified in such Company Order, then either by a Company Order or by such specified procedures:

         (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

         (b) any limit upon the aggregate principal amount of the Securities of such series, or any Tranche thereof, which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (c) whether the Securities of such series shall be subject to Periodic Offering;

         (d) the date or dates on which, and the manner in which (if other than as provided in Section 601), the principal of the Securities of such series, or any Tranche thereof, is payable;

         (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal, premium or interest shall bear interest, if any), or the method or methods by which such rate or rates shall be determined, the date or dates from which interest, if any, on the Securities of such series, or any Tranche thereof, shall accrue, the Interest Payment Dates for the payment of such interest, the record date for each such Interest Payment Date (the "Regular Record Date"), the manner in which such interest shall be payable (if other than as provided in Sections 307 and 601 of the Indenture), and the basis of computation of interest (if other than as provided in Section 310);

         (f) if other than as provided in Section 602, the place or places where (1) any Securities of such series, or any Tranche thereof, may be surrendered for registration of transfer, (2) Securities of such series, or any Tranche thereof, may be surrendered for exchange and (3) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served;

         (g) the period or periods within which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any notice to be given in connection therewith (if other than as provided in Section 404);

         (h) the obligation, if any, of the Company to redeem or purchase the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased (including the remarketing thereof), in whole or in part, pursuant to such obligation;

         (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

         (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in Dollars);

         (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

         (l) if the amount of payments of principal of, or premium, if any, or interest, if any, on, the Securities of such series, or any Tranche thereof, may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;

         (m) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

         (n) any Events of Default, in addition to those specified in Section 801, with respect to the Securities of such series, or any Tranche thereof, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six;

         (o) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

         (p)  the Person or Persons (without specific
    identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Person or Persons specified in Section 307;

         (q) if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount and terms thereof;

         (r) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof;

         (s) the terms, if any, required to permit the Securities of such series, or any Tranche thereof, to be registered pursuant to a non-certificated system of registration;

         (t) the obligations or instruments, if any, which shall be considered to be Government Obligations in respect of the Securities of such series denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in
    Section 701;

         (u) if the Securities of such series are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of
    Section 1201; and

         (v) any other terms of the Securities of such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

         Except as to denominations and except as may otherwise be determined pursuant to this paragraph, all Securities of any series or, if issued in Tranches thereof, any such Tranche, shall be substantially identical.

SECTION 302.  Denominations.

         Except as otherwise specified as contemplated by
Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution; Authentication and Delivery; Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Presidents, its Treasurer or any other of its duly authorized officers, under its corporate seal affixed thereto or reproduced thereon, and attested by its Secretary, one of its Assistant Secretaries or any other of its duly authorized officers. The signature of any or all of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were, at the time that their signatures were affixed thereto, the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the dates of such Securities or the dates of their authentication and delivery.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed on behalf of the Company to the Trustee for authentication and delivery. Thereafter, upon receipt of (i) an indenture supplemental hereto, a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, in each case establishing such series, (ii) a Company Order requesting the authentication and delivery of any of such Securities and, to the extent permitted by any of the documents referred to in (i) above, establishing the terms of any Tranche of such series or specifying procedures, acceptable to the Trustee, for doing so, and (iii) an Opinion of Counsel with respect to the matters set forth in the following paragraph, the Trustee, in accordance with such documents and, in the case of Securities subject to a Periodic Offering, with such procedures, acceptable to the Trustee, as may be specified in such Company Order, shall authenticate and deliver such Securities for original issue, from time to time, in an aggregate principal amount not exceeding the aggregate principal amount, if any, established for such series or Tranche thereof. If such procedures so provide, such Securities may be authorized, authenticated and delivered pursuant to oral or electronic instructions from the Company or its agent or agents, which oral instructions shall be promptly confirmed electronically or in writing.

         In authenticating and delivering Securities of any series, the Trustee shall be entitled to receive, and (subject to Section 902) shall be fully protected in relying upon, an Opinion of Counsel (which may contain assumptions acceptable to the Trustee) stating that:

         (a) the forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

         (b) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

         (c) such Securities, when authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and

         (d) subject to any conditions specified in such Opinion of Counsel, all laws and requirements in respect of the execution and delivery of such Securities have been complied with.

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that, in such opinion, the opinions described in clauses (b) and
(c) above may state, respectively, that:

         (x) when the terms of such Securities, or each Tranche thereof, shall have been established pursuant to a Company Order or Orders or pursuant to such procedures, acceptable to the Trustee, as may be specified by a Company Order or Orders, all as contemplated by and in accordance with a supplemental indenture hereto, a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

         (y) such Securities, or each Tranche thereof, when authenticated and delivered by the Trustee in accordance with this Indenture and any supplemental indenture hereto, Board Resolution, Officers' Certificate pursuant to a Board Resolution, Company Order or Company Orders and specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture and enforceable in accordance with their terms, subject, to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to this Section at or prior to the time of the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any laws with respect to, or any rules, regulations or orders of, any governmental agency or commission having jurisdiction over the Company.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

         If the form or terms of the Securities of any series have been established by other than an indenture supplemental hereto, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Security shall be dated the date of its original issue and shall have the date of its authentication noted thereon.

SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series, or any Tranche thereof, are issued, the Company shall cause definitive Securities of such series or Tranche to be prepared without unreasonable delay. After the preparation of such definitive Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, or any Tranche thereof, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series or Tranche, of authorized denominations and of like tenor and aggregate principal amount.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series or Tranche shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION 305.  Registration, Registration of Transfer and
              Exchange.

         The Company shall appoint a Security registrar (the "Security Registrar") and cause to be kept at the office of the Security Registrar (which, except as otherwise specified as contemplated by Section 301 for Securities of any series, or Tranche thereof, shall be located in the Borough of Manhattan, The City of New York) a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfer thereof. If, at any time, there shall not be a Security Registrar acting pursuant to appointment by the Company, the Trustee shall be deemed to be, and shall act as, Security Registrar. The Trustee is hereby initially appointed Security Registrar for the purpose of registration and registration of transfer as herein provided.

         Upon surrender for registration of transfer of any Security of any series, or any Tranche thereof, at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series, or any Tranche thereof, may be exchanged for other Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the Holder thereof or his attorney duly authorized in writing.

         Except as otherwise specified as contemplated by
Section 301 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

         The Company shall not be required (a) to issue, to register the transfer of or to exchange Securities of any series, or any Tranche thereof, during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption and ending at the close of business on the day of such mailing, or (b) to issue, to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Trustee (a) evidence to its satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as it may reasonably require to save it, the Company and their respective agent or agents harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series, or any Tranche thereof, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series or Tranche duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Except as otherwise specified as contemplated by
Section 301 with respect to the Securities of any series, or any Tranche thereof:

         (a) interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date (except the Interest Payment Date, if any, which coincides with the Stated Maturity of the final payment of the principal of such Security) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) shall be registered at the close of business on the Regular Record Date for such interest; provided, however, that, if the date of original issue of such Security shall be after a Regular Record Date and before the corresponding Interest Payment Date, payment of interest shall commence on the second Interest Payment Date succeeding such date of original issue and shall be paid to the Person in whose name such Security shall have been registered on the Regular Record Date for such second Interest Payment Date; and

         (b) interest on any Security which is payable, and is punctually paid or duly provided for, on the Interest Payment Date which coincides with the Stated Maturity of the final payment of the principal of such Security shall be paid to the person to whom such final payment of principal shall be paid.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date; or

         (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the absolute owner of such Security for the purpose of receiving payment of principal of, and premium, if any, and (subject to Sections 305 and 307) interest, if any, on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore cancelled, shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be disposed of as directed by a Company Order, provided, however that the Trustee shall not be required to destroy the certificate or certificates representing any of such cancelled Securities.

SECTION 310.  Computation of Interest.

         Except as otherwise specified as contemplated by
Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 311.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 312.  Payment to Be in Proper Currency.

         In the case of any Securities denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise provided therein, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.




400.


                               ARTICLE FOUR

                         Redemption of Securities

SECTION 401.  Applicability of Article.

         Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

SECTION 402.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officers' Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 403.  Selection of Securities to Be Redeemed.

         If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum authorized denomination for Securities of such series, if any.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 404.  Notice of Redemption.

         Except as otherwise specified as contemplated by
Section 301 for Securities of any series, or Tranche thereof, notice of redemption shall be given in the manner provided in
Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 90 days prior to the Redemption Date.

         All notices of redemption shall state:

         (a)  the Redemption Date,

         (b)  the Redemption Price,

         (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

         (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

         (f) that the redemption is for a sinking fund or analogous provisions, if such is the case, and

         (g)  the CUSIP number(s), if any.

         With respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the Redemption Price of, and accrued interest, if any, on, such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

         Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 405.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that, except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, or Tranche thereof, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable in accordance with Sections 307 and 601.

SECTION 406.  Securities Redeemed in Part.

         Any Security which is to be redeemed in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and, in exchange therefor, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of like tenor of the same series, or any Tranche thereof, of any authorized denomination requested by such Holder, and in aggregate principal amount equal to the unredeemed portion of the principal of the Security so surrendered.

500.


                               ARTICLE FIVE

                               Sinking Funds

SECTION 501.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund or analogous provisions for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

SECTION 502.  Satisfaction of Sinking Fund Payments with
              Securities.

         Unless otherwise provided by the terms of Securities of any series, or any Tranche thereof, in respect of which a mandatory sinking fund payment is to be made, the Company (a) may deliver Outstanding Securities (other than those previously called for redemption) of such series or Tranche and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 503.  Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof (unless shorter notice shall be satisfactory to the Trustee), the Company shall deliver to the Trustee an Officers' Certificate specifying:

         (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

         (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

         (c)  the aggregate sinking fund payment;

         (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

         (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering or crediting Securities of such series or Tranche pursuant to
    Section 502 and stating the basis for such credit and that such Securities have not previously been so credited,

and the Company also shall deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officers' Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.





600.


                                ARTICLE SIX

                                 Covenants

SECTION 601.  Payment of Principal, Premium and Interest.

         The Company shall duly and punctually pay the principal of, and premium, if any, and interest, if any, on, the Securities of each series in accordance with the terms of such Securities and this Indenture.

         Except as otherwise specified as contemplated by
Section 301 for Securities of any series, or Tranche thereof, all payments of the principal of, and premium, if any, and interest, if any, on, each Security will be made (i) in such coin or currency of the United States of America as, at the time of payment, shall be legal tender for the payment of public and private debts, and (ii) except as otherwise specified as contemplated by Section 301 for Securities of any series or Tranche thereof, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan and The City of New York; provided, however, that, at the option of the Company, interest on such Security at any Stated Maturity may be paid by check mailed to the Holder thereof at such Holder's address as shown on the Security Register.

SECTION 602.  Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment for the Securities of any series, or any Tranche thereof, an office or agency where such Securities may be presented or surrendered for payment, where such Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in Section
106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of such Securities may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as its initial agent to receive such respective presentations, surrenders, notices and demands.

         The Company also may from time to time designate one or more other offices or agencies where the Securities of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

         Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

SECTION 603.  Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of, or premium or interest on, any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, prior to each due date of the principal of, and premium and interest on, such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal, premium and interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium and interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

         (a) hold all sums held by it for the payment of the principal of, and premium and interest on, Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series or Tranche) in the making of any payment of principal of, or premium or interest on, the Securities of such series or Tranche; and

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
    Agent.

         The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, or premium or interest on, any Security and remaining unclaimed for two years after such principal, premium, or interest shall have become due and payable shall be paid to the Company pursuant to a Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.



SECTION 604.  Corporate Existence.

         Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the judgment of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company.





700.


                               ARTICLE SEVEN

                        Satisfaction and Discharge

SECTION 701.  Satisfaction and Discharge of Securities.

         Any Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee, in trust:

         (a)  money in an amount which shall be sufficient, or

         (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee, shall be sufficient, or
         (c) a combination of (a) or (b) which shall be sufficient,

to pay when due the principal of, and premium, if any, and interest, if any, on, such Securities or portions thereof; provided, however, that (i) in the case of the provision for payment of less than all of the Securities, such Securities or portions of the principal amounts thereof shall have been selected as provided herein; (ii) in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice; and (iii) the Company shall have delivered to the
Trustee:

         (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Government Obligations deposited with the Trustee in accordance with this Section shall be held by the Trustee, in trust, as provided in Section 703;

         (y) if Government Obligations shall have been deposited with the Trustee, an Officers' Certificate to the effect that the requirements set forth in clause (b) above have been satisfied; and

         (z) if such deposit shall have been made prior to the Maturity of such Securities, an Opinion of Counsel in a form reasonably satisfactory to the Trustee which shall be (i) accompanied by a ruling of the Internal Revenue Service issued to the Company, or (ii) based on a change in law or regulation occurring after the date hereof, to the effect that the Holders will not realize income, gain or loss for United States federal income tax purposes as a result of such defeasance but will realize income, gain or loss on the Securities, including payments of interest thereon, on the same amounts and in the same manner and at the same time as would have been the case if such defeasance had not occurred.

         Upon receipt by the Trustee of money or Government Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

         If payment of less than all of the Securities is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amounts thereof, in the manner specified by
Section 403 for selection for redemption of less than all the Securities of a series.

         In the event that Securities which shall be deemed to have been paid as provided in this Section do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit with the Trustee of moneys or Government Obligations as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

         Notwithstanding the satisfaction and discharge of any Securities as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 305, 306, 404, 503 (as to notice of redemption), 602, 603, 909 and 914 and this Article Seven shall survive.

         The Company shall pay, and shall indemnify the Trustee and each Holder of Securities which are deemed to have been paid as provided in this Section against, any tax, fee or other charge imposed on or assessed against the Government Obligations deposited with the Trustee or the principal or interest received by the Trustee in respect of such Government Obligations.

         Anything herein to the contrary notwithstanding, if, at any time after a Security would be deemed to have been satisfied or discharged pursuant to this Section (without regard to the provisions of this paragraph), the Trustee shall be required to return the money or Government Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or state bankruptcy, insolvency or other similar law, the indebtedness of the Company in respect of such Security shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain Outstanding.

SECTION 702.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a)  both

              (1) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306) have been delivered to the Trustee for cancellation; and

              (2) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 701;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that there has been compliance with all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture.

         In the event there shall be Securities of two or more series Outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there shall be two or more Trustees hereunder, then the effectiveness of each such instrument from each Trustee hereunder shall be conditioned upon receipt of such instruments from each other Trustee hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company to the Trustee under Section 909 shall survive.

         Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 909, any and all money, securities and other property then held by the Trustee under this Indenture, other than money and Government Obligations held by the Trustee pursuant to Section 703.

SECTION 703.  Application of Trust Money.

         Neither the Government Obligations nor the money deposited with the Trustee pursuant to Section 701, nor the principal or interest payments on any such Government Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of, and premium, if any, and interest, if any, on, the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Government Obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be invested in Government Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient to pay when due the principal of, and premium, if any, and interest, if any, on, such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received by the Trustee, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 909; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held by the Trustee in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of, and premium, if any, and interest, if any, on, such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 909.

800.


                               ARTICLE EIGHT

                        Events of Default; Remedies

SECTION 801.  Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

         (a) failure to pay any installment of interest on any such Security within 60 days after its Stated Maturity; or

         (b) failure to pay the principal of, or premium, if any, on, any such Security within three Business Days after its Maturity; or

         (c) failure to perform or breach of any covenant of the Company in this Indenture (other than a covenant a default in the performance of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) the entry by a court having jurisdiction in the premises of a decree or order (1) adjudging the Company a bankrupt or insolvent, (2) approving as properly filed a petition by one or more Persons, other than the Company, seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, (3) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or (4) ordering the winding up or liquidation of its affairs; and any such decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

         (e) (1) the commencement by the Company of a case or proceeding to be adjudicated a bankrupt or insolvent, (2) the consent by it to (A) the entry of a decree or order for relief in respect of the Company, (B) the commencement of any bankruptcy or insolvency case or proceeding against it, or (C) the filing of a petition seeking reorganization or relief, or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official, of the Company or of any substantial part of its property, (3) the filing by it of a petition or answer or consent seeking reorganization or relief, or (4) the making by it of an assignment for the benefit of creditors, in each such case described in clauses
    (1) through (4) above under any applicable Federal or state bankruptcy, insolvency, reorganization of other similar law,
    (5) the admission by it in writing or its inability to pay its debts generally as they become due, or (6) the authorization of any action referred to in subclauses (1) through (5) of this clause (e) by the Board of Directors; or

         (f) any other Event of Default specified with respect to Securities of such series as contemplated by Section 301.

SECTION 802.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, either the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of such Securities are Discount Securities, such portion of the principal amount thereof as may be specified by their terms as contemplated by Section 301) of all of such Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration, such principal amount (or specified amount thereof) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

         At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

         (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

              (1)  all overdue interest on all such Securities;

              (2) the principal of, and premium, if any, on, all such Securities which have become due, otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor;

              (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor;

              (4)  all amounts due to the Trustee under Section
         909;

    and

         (b) any other Event or Events of Default with respect to such Securities, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 803.  Collection of Indebtedness and Suits for
              Enforcement by Trustee.

         If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal, premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities or, if no such rate or rates shall be prescribed, at the rate or rates borne by such Securities at the time of such Event of Default, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 909.

         If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to any Securities shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 804.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 909) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 909.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 805.  Trustee May Enforce Claims Without Possession of
              Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 806.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of all amounts due the Trustee under Section 909;

         Second: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

         Third:  To the Company.

SECTION 807.  Limitation on Suits.

         No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

         (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of all Outstanding Securities in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 808.  Unconditional Right of Holders to Receive
              Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest, if any, on, such Security on the Stated Maturity or Maturities therefor (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

SECTION 809.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 810.  Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 811.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 812.  Control by Holders of Securities.

         If an Event of Default shall have occurred and be continuing in respect of Securities of any series, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee hereby, with respect to such Securities; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one such series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

         (a) such direction shall not be in conflict with any rule of law or with this Indenture, and would not involve the Trustee in personal liability in circumstances where indemnity, in the Trustee's sole discretion, would not be adequate, and

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 813.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (a) in the payment of the principal of, or premium, if any, or interest, if any, on, such Securities, or

         (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of each such Holder;

provided, however, that if any such default shall have occurred and be continuing with respect to more than one such series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to waive such default, and not the Holders of the Securities of any one such series.

         Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 814.  Undertaking for Costs.

         The Company and the Trustee agree, and each Holder of each Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or premium, if any, or interest, if any, on, any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of the redemption of any Security, on or after its Redemption Date).


SECTION 815.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect its covenants or its performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

900.


                               ARTICLE NINE

                                The Trustee

SECTION 901.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia or such other corporation or person permitted to act as Trustee by the Commission, which (i) shall be authorized under such laws to exercise corporate trust powers,
(ii) shall have a combined capital and surplus of at least $10,000,000, (iii) shall be subject to supervision or examination by Federal, state or District of Columbia authority or such other authority as the Commission shall permit, and (iv) shall be qualified and eligible under this Article. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 902.  Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default with respect to Securities of any series,

         (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

         (1) this Section 902(c) shall not be construed to limit the effect of Section 902(a);

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action affecting Outstanding Securities of one or more series taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of such Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such Outstanding Securities; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 903.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder known to the Trustee with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, or premium, if any, or interest, if any, on, any Security of such series or in the payment of any sinking or analogous fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 801(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 904.  Certain Rights of Trustee.

         Subject to the provisions of Section 902:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any action of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the group of the Trustee responsible for corporate trustee administration (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

SECTION 905.  Not Responsible for Recitals or Issuance of
             Securities.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any other agent appointed hereunder assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any other agent appointed hereunder shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 906.  May Hold Securities.

         The Trustee and any other agent appointed hereunder, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 907 and 910, may otherwise deal with the Company with the same rights it would have if it were not either the Trustee or such agent.

SECTION 907.  Preferential Collection of Claims Against Company.

         If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

         (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 908.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 909.  Compensation and Reimbursement.

         The Company shall

         (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilful misconduct or bad faith; and

         (c) indemnify the Trustee for, and to hold it harmless from and against, any and all loss, damage, claims, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charges and the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations Of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except as otherwise provided in
Section 703. "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

         In addition to the rights provided to the Trustee pursuant to the provisions of the immediately preceding paragraph of this Section 909, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in
Section 801(d) or Section 801(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

SECTION 910.  Disqualification; Conflicting Interests.

         If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

SECTION 911.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with Section 912.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 912 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

         (d)  If at any time:

         (1) the Trustee shall fail to comply with Section 910 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

         (2)  the Trustee shall cease to be eligible under
    Section 901 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (y) any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 912. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 912, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 912.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder; subject nevertheless to its lien provided for in Section 909; provided, however, that the retiring Trustee shall not be required to indemnify the successor Trustee against any liability and expense incurred as a result of the appointment of the successor Trustee.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each such successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each such successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien provided for in Section 909; provided, however, that the retiring Trustee shall not be required to indemnify the successor Trustee against any liability and expense incurred as a result of the appointment of the successor Trustee.

         (c) Upon request of any such successor Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 913.  Merger, Conversion, Consolidation or Succession to
              Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 914.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall make written notice of such appointment by first-class mail, postage prepaid, to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent, from time to time, reasonable compensation for its services under this Section and to reimburse each Authenticating Agent, from time to time, for its reasonable out-of-pocket expenses incurred under this Section.

         If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

              This is one of the Securities of the series designated therein referred to in the within-mentioned
         Indenture.


                              THE BANK OF NEW YORK
                                As Trustee


                              By:___________________________
                                  as Authenticating Agent


                              By:___________________________
                                  Authorized Signatory

         If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent (which, if so requested by the Company, may be an Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities.





1000.


                                ARTICLE TEN

             Holders' Lists and Reports by Trustee and Company

SECTION 1001. Company to Furnish Trustee Names and Addresses of
              Holders.

         The Company shall furnish or cause to be furnished to the Trustee

         (a) semiannually, not more than 15 days after January 15 and July 15, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders as of the preceding January 1 or July 1, as the case may be, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, the Company may exclude from any such list names and addresses provided by it to the Trustee in its capacity as Security Registrar.

SECTION 1002. Preservation of Information; Communications to
              Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 1001 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 1001 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act, or any successor section of such Act.

SECTION 1003.  Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

         (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be dated as of July 1, in each calendar year and shall be transmitted no later than 60 days after each such July 1, commencing with the first July 1 after the first issuance of Securities under this Indenture.

SECTION 1004.  Reports by Company.

         The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a).




1100.


                              ARTICLE ELEVEN

           Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 1101. Company May Consolidate, Etc., Only on Certain
              Terms.

         The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

         (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on, all Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

         (b)  immediately after giving effect to such
    transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

         (c) any such lease shall provide that it will remain in effect so long as any Securities are Outstanding; and

         (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such indenture supplemental hereto complies with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.  Successor Corporation Substituted.

         Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.





1200.


                              ARTICLE TWELVE

                          Supplemental Indentures

SECTION 1201. Supplemental Indentures Without Consent of
              Holders.

         Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or

         (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities, or any Tranche thereof (and if such covenants are to be for the benefit of less than all Securities, stating that such covenants are expressly being included solely for the benefit of such series or Tranche) or to surrender any right or power herein conferred upon the Company; or

         (c) to add any additional Events of Default with respect to all or any series of Securities; or

         (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture: provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series, or a Tranche thereof, in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only when no Security of such series or Tranche remains Outstanding; or

         (e)  to provide collateral security for the Securities;
    or

         (f)  to establish, when authorized by a Board
    Resolution, the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

         (g) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 912(b), or

         (h) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

         (i) to change any place or places where (1) the principal of, and premium, if any, and interest, if any, on, all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served, provided, however, that any such place shall be located in New York, New York or be the principal office of the Company; or

         (j) to provide for the payment by the Company of additional amounts in respect of certain taxes imposed on certain Holders and for the treatment of such additional amounts as interest and for all matters incidental thereto; or

         (k) to provide for the issuance of Securities denominated in a currency other than Dollars or in a composite currency and for all matters incidental thereto;
    or

         (l) to provide for the issuance of Securities payable to bearer and for all matters incidental thereto; or

         (m) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such other provisions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

         Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

         (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

         (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect such changes or elimination; or

         (z) if, by reason of any such amendment, one or more provisions which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein shall be deemed to be incorporated herein by reference or otherwise, or otherwise made applicable hereto, and shall no longer be required to be contained herein, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect the elimination of such provisions.

SECTION 1202.  Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,

         (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the method of calculating such rate (or the amount of any installment of interest thereon) or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

         (b) reduce the percentage in principal amount of the Outstanding Securities of such series or Tranche, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, or

         (c)  modify any of the provisions of this Section or
    Section 813, except to increase the percentages in principal amount referred to in this Section or Section 813 or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 912(b) and 1201(g).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more Tranches thereof, or which modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1203.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 902) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.


SECTION 1205.  Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

SECTION 1206. Reference in Securities to Supplemental
              Indentures.

         Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

SECTION 1207.  Modification Without Supplemental Indenture.

         If the terms of any particular series, or any Tranche thereof, of Securities shall have been established by a Board Resolution, an Officers' Certificate pursuant to a Board Resolution, a Company Order or procedures, acceptable to the Trustee, specified in a Company Order as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a further Board Resolution or further Officers' Certificate pursuant to a Board Resolution, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such Board Resolution or Officers' Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such Board Resolution or Officers' Certificate shall be deemed to be a "supplemental indenture" for purposes of
Section 1204 and 1206.





1300.


                             ARTICLE THIRTEEN

                Meetings of Holders; Action Without Meeting

SECTION 1301.  Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of one or more series, or one or more Tranches thereof, may be called, at any time and from time-to-time, pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 1302.  Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities of one or more series, or one or more Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 106, not less than 21 nor more than 360 days prior to the date fixed for the meeting.

         (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more series, or one or more Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in
Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof in the manner provided in Section 106.

         (c) Any meeting of Holders of Securities of one or more series, or one or more Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series or Tranches, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.  Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of one or more series, or one or more Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  Quorum; Action.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given in the manner provided in Section 106 not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

         Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

         Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1305. Attendance at Meetings; Determination of Voting
              Rights; Conduct and Adjournment of Meetings.

         (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

         (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem to be appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. With the consent of the Company, such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

         (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned, from time to time, by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1306.  Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.  Action Without Meeting.

         In lieu of a vote of Holders at a meeting as provided in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

SECTION 1308.  Record Date.

         The Company may set a record date for the purpose of determining the Holders of the Securities entitled to vote or consent, whether at a meeting thereof or otherwise, to any action authorized or permitted by the Indenture. If the Company should set a record date, that date shall be no less than 15 nor more than 30 days preceding the first solicitation of such vote or consent or notice of such meeting.





1400.


                             ARTICLE FOURTEEN

                 Immunity of Incorporators, Stockholders,
                          Officers and Directors

SECTION 1401.  Liability Solely Corporate.

         No recourse shall be had for the payment of the principal of, or premium, if any, or interest, if any, on, any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any




incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                        ATLANTIC CITY ELECTRIC COMPANY


                             By:  /s/ L. M. Walters
(L.M. Walters)
                                    Vice President
[SEAL]

ATTEST:


/s/ James E. Franklin II
   (James E. Franklin II)
    Secretary

                                  THE BANK OF NEW YORK, Trustee


                                  By: /s/ F. W. Clark
                                       (  F. W. Clark)
                                       Vice President

[SEAL]

ATTEST:


/s/ Lucille Firrincieli
   (Lucille Firrincieli)
Assistant Vice President